THIRD AMENDMENT TO THE
                        CLUBCORP STOCK INVESTMENT PLAN


     Amendment made this 13th day of May, 1996, by Club Corporation International (the "Company").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Company maintains the ClubCorp Stock Investment Plan (the "Plan"); and

     WHEREAS, the Company amended and restated the Plan effective January 1, 1995 and subsequently amended the Plan to make certain technical qualification changes in response to a request from the Internal Revenue Service; and

     WHEREAS, the Company desires to amend the Plan to recognize the adoption of the Plan by ClubCorp International Resource Company ("Resource") and to permit nonresident aliens with no U.S. source earned income who are employed by Resource to participate in the Plan; and

     WHEREAS, the Plan may be amended by the Company pursuant to the provisions of Article XV of the Plan, and the Company desires to amend the Plan;

     NOW, THEREFORE, the Plan is amended as follows, effective as of May 13, 1996:

1. The first paragraph of existing Section 2.12 is deleted in its entirety, and the following two paragraphs are substituted in its place:

     "2.12 "Compensation" means with respect to all Participants except for those Participants employed by ClubCorp International Resource Company who are nonresident aliens who receive no earned income (within the meaning of Code
Section  911(d)(2))  which  is  U.S. source income (within the meaning of Code
Section 861(a)(3)), a Participant's total compensation for services rendered to an Employer during a Plan Year, as reported on Form W-2 or other federal wage statement as taxable for federal income tax purposes; provided, however, that Compensation shall not include any Compensation paid for any period prior to participation in the Plan or any of the following forms of Compensation: relocation allowances, geographic differentials, car allowances, income imputed for use of a car, noncash compensation and stock appreciation rights. Notwithstanding the foregoing, Compensation shall include the amount of a Participant's elective salary reductions or salary deferrals under any Employer's cafeteria plan established pursuant to Code Section 125 or an Employer's plan established pursuant to Code Section 401(k).

     Notwithstanding anything in this Section 2.12 to the contrary, Compensation with respect to only those employees of ClubCorp International Resource Company who are nonresident aliens who receive no earned income (within the meaning of Code Section911(d)(2)) which is U.S. source income
(within the meaning of Code Section 861(a)(3)) shall mean (I) such Participant's wages, salaries, earned income (only if an employee within the meaning of section 401(c)(1) of the Code) which includes foreign earned income (as defined in Section 911(b) of the Code) whether or not excludable from gross income under Code Section 911, foreign earned income (as defined in Section 911(b) of the Code) whether or not excludable from gross income under Code Section 911, fees for professional services, and other amounts received from an Employer for personal services actually rendered in the course of employment with an Employer as an Employee to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, overtime pay, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan, as described in Treasury Regulations section 1.62-2(c)), but determined without regard to the exclusions found in Code Sections 931 and 933, (II) amounts received by such Participant described in Sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the Employee, (III) amounts paid or reimbursed by the Employer to such Participant for moving expenses incurred by such Participant, but only to the extent that at the time of payment it is reasonable to believe that these amounts are not deductible by such Participant under Section 217 of the Code, (IV) the value of nonqualified stock options granted to such Participant, but only to the extent that the value of the option is includible in the gross income of such Participant for the taxable year in which granted, and (V) the amount includible in the gross income of such Participant upon making the election described in Section 83(b) of the Code, but excluding the following:

     (A) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Participant for the taxable year in which contributed, and any distributions from a plan of deferred compensation whether or not includible in the gross income of the Participant when distributed;

     (B) Employer contributions made on behalf of the Participant to a simplified employee pension described in section 408(k) of the Code;

     (C) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (D) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     (E) amounts that receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code(whether or not the contributions are excludable from the gross income of the Participant); provided, however, that Compensation shall not include any Compensation paid for any period prior to participation in the Plan or any of the following forms of Compensation: relocation allowances, geographic differentials, car allowances, income imputed for use of a car, noncash compensation and stock appreciation rights. Notwithstanding the directly preceding sentence, Compensation shall include the amount of a Participant's elective salary reductions or salary deferrals under any Employer's cafeteria plan established pursuant to Code Section 125 or an Employer's plan established pursuant to Code Section 401(k)."

2. Existing Section 2.19 is deleted in its entirety, and the following is substituted in its place:

     "2.19 "Eligible Employee" means any Employee except the following individuals: (i) any Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and one
(1) or more Employers if retirement benefits were the subject of good faith bargaining between such representatives and employees, unless the collective bargaining agreement expressly provided for the inclusion of such Employees as Eligible Employees under this Plan, (ii) except as provided in this Section 2.19, a nonresident alien who receives no earned income within the meaning of Code Section 911(d)(2)) which is U.S. source income (within the meaning of Code Section 861(a)(3)), and (iii) except as provided in Section 3.03, any person who is not treated as an employee on the payroll of an Employer, regardless of whether such person is considered a leased employee within the meaning of Code Sections 414(n) and 414(o). Notwithstanding anything in the Plan to the contrary, all employees of ClubCorp International Resource Company shall be classified and treated as Eligible Employees regardless of whether such Employees are nonresident aliens who receive no earned income (within the meaning of Code Section 911(d)(2)) which is U.S. source income (within the meaning of Code Section 861(a)(3))."

3. Existing Section 2.20 is deleted in its entirety, and the following is substituted in its place:

     "2.20  "Employee"  means  any  person  who  is  employed  by  one or more
Affiliated Companies, and whose remuneration from an Affiliated Company is subject to FICA withholding; provided, however, that a person employed by ClubCorp International Resource Company who is a nonresident alien who receives no earned income (within the meaning of Code Section 911(d)(2)) which is U.S. source income (within the meaning of Code Section 861(a)(3)) shall be deemed to be an Employee regardless of whether such person's remuneration is subject to FICA withholding. Any leased employee shall be considered an "Employee" under the Plan to the extent required by Sections 414(n) or 414(o) of the Code, but shall not be eligible to participate in the Plan unless and until heactually becomes employed on the payroll of an Employer and otherwise meets the eligibility criteria of Article III."

4. Existing Subsection 4.09(6)(c) is deleted in its entirety, and the following is substituted in its place:

     "(c) Eligible Employee" for purposes of this Section 4.09 means for or during a Plan year each Employee who is eligible to become a Participant, including those Employees who are eligible to but fail to file to the election required by Section 3.04; provided, however, that those Employees of ClubCorp International Resource Company who are nonresident aliens who receive no earned income (within the meaning of Code Section 911(d)(2)) which is U.S.
source income (within the meaning of Code Section 861(a)(3)) shall not be treated as Eligible Employees for purposes of this Section 4.09."

5. Existing Subsection 5.05(7) is deleted in its entirety, and the following is substituted in its place:

     "5.05(7) "Limitation Year Compensation" means a Participant's total compensation for services rendered to an Employer during a Plan Year, as reported on Form W-2 or other federal wage statement as taxable for federal income tax purposes, except that for only those Employees of ClubCorp International Resource Company who are nonresident aliens who receive no earned income (within the meaning of Code Section 911(d)(2)) which is U.S.
source income (within the meaning of Code Section 861(a)(3), Limitation Year Compensation shall mean (I) such Participant's wages, salaries, earned income (only if an employee within the meaning of section 401(c)(1) of the Code) which includes foreign earned income (as defined in Section 911(b) of the Code) whether or not excludable from gross income under Code Section 911, foreign earned income (as defined in Section 911(b) of the Code) whether or not excludable from gross income under Code Section 911, fees for professional services, and other amounts received from an Employer for personal services actually rendered in the course of employment with an Employer as an Employee to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, overtime pay, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan, as described in Treasury Regulations section 1.62-2(c)), but determined without regard to the exclusions found in Code Sections 931 and 933, (II) amounts received by such Participant described in Sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the Employee, (III) amounts paid or reimbursed by the Employer to such Participant for moving expenses incurred by such Participant, but only to the extent that at the time of payment it is reasonable to believe that these amounts are not deductible by such Participant under Section 217 of the Code, (IV) the value of nonqualified stock options granted to such Participant, but only to the extent that the value of the option is includible in the gross income of such Participant for the taxable year in which granted, and (V) the amount includible in the gross income of such Participant upon making the election described in Section 83(b) of the Code, but excluding the following:

     (A) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Participant for the taxable year in which contributed, and any distributions from a plan of deferred compensation whether or not includible in the gross income of the Participant when distributed;

     (B) Employer contributions made on behalf of the Participant to a simplified employee pension described in section 408(k) of the Code;

     (C) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (D) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     (E) amounts that receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Participant)."

     IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

CLUB  CORPORATION  INTERNATIONAL


By:    John  Gray